SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                        Date of Report:  April 11, 1996




                            EASTERN EDISON COMPANY
             (Exact name of registrant as specified in this charter)


          Massachusetts               0-8480          04-1123095
(State or other jurisdiction of    (Commission    (I.R.S.  Employer
incorporation or organization)     File Number)   Identification No.)


110 Mulberry Street, Brockton, Massachusetts             02403
(Address of principal executive offices)               (Zip Code)




 Item 5.   Other Events.


     Montaup Electric Company ("Montaup"), a direct subsidiary of Eastern

Edison Company and an indirect wholly owned subsidiary of Eastern Utilities

Associates ("EUA"), has a 4.01% ownership interest in Millstone 3, an 1154-MW nuclear unit that is jointly owned by a number of New England utilities,

including subsidiaries of Northeast Utilities ("Northeast").  Northeast is the

lead participant in Millstone 3, and on March 30, 1996, Northeast determined to shut down the unit following an engineering evaluation which determined that four safety-related valves would not be able to perform their design function during certain postulated events.

     On April 5, 1996, Northeast filed a Form 8-K (the "April 5 8-K") with the

Securities and Exchange Commission describing the shutdown and various issues which the Nuclear Regulatory Commission ("NRC") has raised with respect to

Millstone 3 and certain of the other nuclear units in which Northeast and its subsidiaries, either individually or collectively, have the largest ownership shares, including a 582-MW unit owned by Connecticut Yankee Atomic Power

Company, in which Montaup has 4.5% ownership share.

     In the April 5 8-K, Northeast reports that the NRC will require, among other things, certain technical issues to be resolved before Millstone 3 can be restarted, and that Northeast's management cannot predict when Millstone 3 will return to service or the amount of the incremental direct costs which will be incurred to address the issues raised by the NRC.

     While Millstone 3 is out of service, Montaup will incur incremental replacement power costs estimated at $550,000 to $800,000 per month.  Montaup would bill its replacement power costs through its fuel adjustment clause, a wholesale tariff jurisdictional to the Federal Energy Regulatory Commission

("FERC").  However, there is no comparable clause in Montaup's FERC-approved rates which at this time would permit Montaup to recover Montaup's share of the incremental direct costs incurred by Northeast.  Northeast has not yet estimated such costs but it is likely Montaup would be billed for its 4.01%

share of such costs.

     Northeast's April 5 8-K reports that the NRC has requested certain information concerning the 582-MW nuclear unit owned by Connecticut Yankee

Atomic Power Company, but that the NRC letter requesting the information does not currently require that the requested information be provided prior to restarting the unit, were it to shut down.

     EUA cannot predict the ultimate outcome of the NRC inquiries or the impact which they may have on Montaup and the EUA system.  EUA is also evaluating its rights and obligations under the various agreements relating to the ownership and operation of Millstone 3 and Connecticut Yankee Atomic Power

Company.




                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EASTERN EDISON COMPANY
                                         (Registrant)


                                   By:  /s/ John R. Stevens
                                        John R. Stevens
                                        Vice Chairman



Date:  April 11, 1996